UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 25, 2010

GRAND RIVER COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Michigan	333-147456	20-5393246
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4471 Wilson Ave., SW, Grandville, Michigan	49418
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 531-1943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2010, Lawrence B. Fitch submitted his resignation as a director of Grand River Commerce, Inc. (the “Company”) and Grand River Bank (the “Bank”), effective as of September 25, 2010.  Mr. Fitch served as a member of the Bank’s Compensation Committee and the Bank’s Loan Committee.  Mr. Fitch did not serve as a member of any committee of the Company.  Mr. Fitch’s decision to resign was based on his inability to provide his unequivocal support for management, as stated in his written correspondence to the Company included as exhibits to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

Exhibit 17.1	Letter of Resignation of Lawrence B. Fitch, dated September 25, 2010.

Exhibit 17.2	E-mail received from Lawrence B. Fitch, on October 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAND RIVER COMMERCE, INC.

Date: October 7, 2010	By:	/s/ Robert P. Bilotti
Robert P. Bilotti
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

17.1	Copy of Letter of Resignation of Lawrence B. Fitch, dated September 25, 2010
17.2	E-mail received from Lawrence B. Fitch, on October 1, 2010.